Listing Report:Supplement No. 178 dated Feb 24, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 425382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$967.74

Auction yield range:	17.05% - 22.00%	Estimated loss impact:	19.25%
Lender servicing fee:	1.00%	Estimated return:	2.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1993	Debt/Income ratio:	46%
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	32y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$14,225	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fearless2007	Borrower's state:	Texas	Borrower's group:	KING FINANCIAL GROUP///100% CASH FLOW SOLUTIONS FOR YOU
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	720-739 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	660-679 (Feb-2008) 740-759 (Jan-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
investment
Purpose of loan:
This loan will be used to? investment

My financial situation:
I am a good candidate for this loan because?im still making decent money at my business

Monthly net income: $ 5500

Monthly expenses: $
??Housing: $ 2250
??Insurance: $ 150
??Car expenses: $ 300
??Utilities: wifes check
??Phone, cable, internet: $ 300
??Food, entertainment: $ wifes check
??Clothing, household expenses $ wifes check
??Credit cards and other loans: $ 200
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	20.50%	Starting borrower rate/APR:	21.50% / 23.76%	Starting monthly payment:	$113.80

Auction yield range:	8.05% - 20.50%	Estimated loss impact:	8.48%
Lender servicing fee:	1.00%	Estimated return:	12.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	12y 1m
Credit score:	700-719 (Feb-2010)	Total credit lines:	14	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$9,411	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	ore-saffron	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a credit card
Purpose of loan:
This loan will be used to pay off a credit card and get rid of a high interest rate.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and have been self employed for 12 years now with a successful contracting business. The monthly expenses and income is my part of the bills and does not reflect my wife, who works as a teacher, and pays half of the mortgage and bills of her own.

Monthly net income: $ 2,500-3,000 Monthly expenses: $ 2,045?Housing: $555
??Insurance: $65
??Car expenses: $75
??Utilities: $100
??Phone, cable, internet: $100
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $700
??Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447152
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	32%
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 7	Length of status:	17y 6m
Credit score:	700-719 (Feb-2010)	Total credit lines:	52	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$364	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Larraybee	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	12 ( 100% )	700-719 (Latest)
Principal borrowed:	$2,300.00	< mo. late:	0 ( 0% )	640-659 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Debt Consolidation
Purpose of loan:
This loan will be used for debt consolidaton

My financial situation:
I am a good candidate for this loan because I have the financial means to pay for it from my salary and saving bonds that will mature which will enable me to pay the note. In addition I have a stable residence and have been employed for over 18 years and have investments that have not yet matured.??

Monthly net income: $ 3833.00

Monthly expenses: $
??Housing: $ 871.00
??Insurance: $ 150.00
??Car expenses: $ 200.
??Utilities: $ 140
??Phone, cable, internet: $ 89
??Food, entertainment: $ 150
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 992
??Other expenses: $ o
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.04%	Starting borrower rate/APR:	14.04% / 16.20%	Starting monthly payment:	$170.99

Auction yield range:	6.05% - 13.04%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	27%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	10y 11m
Credit score:	740-759 (Feb-2010)	Total credit lines:	16	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,164	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	p2p-network4	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$377.72

Auction yield range:	8.05% - 24.00%	Estimated loss impact:	9.07%
Lender servicing fee:	1.00%	Estimated return:	14.93%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 3	Length of status:	0y 0m
Credit score:	760-779 (Feb-2010)	Total credit lines:	8	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	openness-turtle	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for a wedding
Purpose of loan:
The loan will be used to pay for a wedding in late spring. A portion of the amount will go towards hiring a professional photographer and musicians. The rest of the loan will be for catering and decor. Other wedding expenses have already been taken care of.

My financial situation:
I am a good candidate for this loan because I am fully employed and have no expenses?outside of?rent, utilities,?and food. My car is fully paid for and I make no monthly payments towards it. My auto, medical, and life insurance policies are covered and paid for by my family so I do not have those expenses. I also own a small partnership that generates a little extra?income. This, in addition to?my new job, gives me an excellent means of paying the loan. My credit score is very good and I have almost no debit besides one active?credit card. Furthermore, I have NO delinquencies on my credit reports and would never start my marriage with a lowered credit standing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447690
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 9.83%	Starting monthly payment:	$336.30

Auction yield range:	3.05% - 8.49%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	16%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	5y 0m
Credit score:	800-819 (Feb-2010)	Total credit lines:	25	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$10,835	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	24%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	exact-community5	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay down my credit cards.

My financial situation:
I am a good candidate for this loan because? I always pay on time.? I have an excellent credit score.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447696
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.14%	Starting borrower rate/APR:	7.14% / 7.48%	Starting monthly payment:	$30.94

Auction yield range:	3.05% - 6.14%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.54%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1994	Debt/Income ratio:	14%
Basic (1-10):	10	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	4y 4m
Credit score:	720-739 (Feb-2010)	Total credit lines:	29	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$3,175	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	53%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	lovely-benefit1	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Belated Anniversary
Purpose of loan:
This loan will be used to take my lovely wife out of town for a belated anniversary. Our real anniversary was cut short by an illness and subsequent death of a close family member. I want this to be a total secret to her, and therefore am using this loan request to ensure privacy.

My financial situation:
I am a good candidate for this loan because I'm a well paid professional with good credit and timely payment history.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.58%	Starting monthly payment:	$56.57

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1983	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	3y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	6	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$1,164	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	new-felicity-caravan	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off car repairs
Purpose of loan:
This loan will be used to pay off my car repairs. Had items on my car to mess up and?I need to get it fixed so I can go to work.?It was an unexpected expense.I need at least 1200 for the repairs so please no low bids.
My financial situation:
I am a good candidate for this loan because I have both a checking and savings account with suntrust.
Monthly net income: $ 1600

Monthly expenses: $
??Housing: $360
??Insurance: $ 27
??Car expenses: $
??Utilities: $ 100
Phone, cable, internet: $ 150
??Food, entertainment: $ 100
??Clothing, household expenses $
??Credit cards and other loans: $ 70
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447704
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 12.94%	Starting monthly payment:	$31.98

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	1y 0m
Credit score:	740-759 (Feb-2010)	Total credit lines:	10	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	NYCNightLife	Borrower's state:	NewYork	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GUARANTEED PAYBACK; 740+ Credit!
Purpose of loan:
This loan will be used to?purchase inventory for a new business venture - Health Supplements. I already have low-cost cGMP Manufacturers that I've negotiated agreements with to provide the lowest-cost manufacturing capabilities. Additionally, I have a patent-pending formula (via my work with Columbia University & NYU Researchers) that increases mental cognition, memory, improves overall health, increases the bodies natural immune system and also improves mood, drive and well-being). This supplement has the potential to mitigate the usage of existing SSRI anti-depressants (they have anti-cholinergic affects that can lead to dementia, dementia & delirium)

My financial situation: I'm well-off and am a Prosper Lender! I make good money and decided to post this loan because I'd like to possess experience on the Prosper Borrowing side, instead of just the Lending side.

I am a good candidate for this loan because I live below my means, have NEVER been late on any bill (most of my bills draw directly from my checking account) and have adequate savings, much less income, to cover this loan. I'm very financially responsible. My credit score is 740+. Plus, I have 3 sources of income (finance, entertainment industry & rental subletting).

This is as much of a "sure-thing" as there is! Please provide me with the opportunity to exceed your expectations when you place your trust in me.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	9 / 6	Length of status:	7y 10m
Credit score:	820-839 (Feb-2010)	Total credit lines:	32	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	appetizing-openness	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Start up
Purpose of loan:
This loan will be used to?
Start a new breafast and lunch counter thay is located in an manufacturing area.? This area has limited resoucres for the breakfast and lunch crowds.

My financial situation:
I am a good candidate for this loan because?
I am a partner in a succesful paint contracting company.? This company was started with $5,000.00 and hard work.? It has grown into a business with a good revenue steam.? I have very good credit rating, even over the lasted 8 years that I have been self-employed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447762
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	12 / 10	Length of status:	2y 1m
Credit score:	740-759 (Feb-2010)	Total credit lines:	37	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$13,384	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	vigorous-euro2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Installing new roof
Purpose of loan:
This loan will be used to install a new roof on my house.

My financial situation:
I am a good candidate for this loan because I have high income and a stable and secure personal and professional life.? I have been married for 18 years and have 3?children.? My first mortgage performed an appraisal last year, and my home appraised at $375,000.? The first mortgage balance is?$295,000.? I am willing to allow this loan to be secured by a second mortgage on my home.? My current credit score is in the range of 650 to 695, depending on which agency you consult.? There are two parts of my credit history that should be explained.? At my old law firm, when I left to join the current firm, I was bought out, and my old firm reported my buy-out in a way that resulted in a hefty tax bill to me.? Various CPA's told me my old firm reported my buy-out incorrectly (basically "stuck it to me").? I fought them on it for months, and I eventually had an IRS tax lien filed 6 years ago.? I unfortunately ignore the numerous form IRS notices that were sent to me while I was battling the issue with my old firm.? Once the lien was filed, I paid it off immediately, but it will be on my record until next year (2011).? Also, we are carrying credit card balances that we are now making an effort to pay down.? We went through extensive infertility treatment 6 years ago to be able to have children (in the range of $24,000), and we were forced to use credit cards at that time as a result of the exorbitant medical costs - and my income was at least half what it is now.?I'm happy to answer any other questions anyone might have.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447774
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	14 / 13	Length of status:	1y 5m
Credit score:	660-679 (Feb-2010)	Total credit lines:	41	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$11,993	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	12
Screen name:	dlzhk	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-699 (Sep-2009) 700-719 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Expanding my Exising Law Firm
Purpose of loan:
This loan will be used to continue to expand my law firm.?

My financial situation:
I am a good candidate for this loan because:
????(1) I have been averaging about $12,000 in gross revenues for the past year;
????(2) I paid?back my previous Prosper loan on time and was never late with any payments;
????(3) I have very low overhead.?

Monthly net income: $?9,000???

Monthly expenses: $
??Housing: $ 3700
??Insurance: $ 100
??Car expenses: $ 100?
??Utilities: $ 150
??Phone, cable, internet: $ 100
??Food, entertainment: $ 800
??Clothing, household expenses $?50
??Credit cards and other loans: $ 400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447780
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 31.35%	Starting monthly payment:	$41.03

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2006	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	3 / 3	Length of status:	1y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	6	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$1,364	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	atinpanalley	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting a new commuter vehicle
We just bought our first house!

...But it's 4 times further from where I work and I drive this thing:

http://farm4.static.flickr.com/3082/2905333351_eed38ed2f6.jpg

I love it to death but a 6 cylinder 80s sports car is not great for commuting!

I'm getting a cheap motorcycle! I've already went and gotten my permit, I just need to get the actual vehicle. I'd normally have the money but am just a tiiiiiny bit tapped out from buying a home.

I'm gainfully employed at a tech startup that has just partnered with Google to bring audiobooks to the Android smartphone platform. In other words, I won't be defaulting on a $1,000 loan. Banks are a pain in the butt and I'd rather support another regular human being. Let's do this!

Oh, and here's a Corgi.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447786
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,100.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$127.21

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2004	Debt/Income ratio:	51%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 13	Length of status:	7y 3m
Credit score:	640-659 (Feb-2010)	Total credit lines:	27	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$13,479	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	commitment-puppy	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off payday & small loans
Within this year, my wife & I have suffered a major tragedy.? We lost our firstborn child due to stillbirth.? Because of this, I am trying to help my wife take added stress and pressure off of her by paying off some of her financial debt.? I am financially responsible and do not believe in paying my bills late.? I make a good salary which would enable me to also make the payments of this loan as well as other household expenses. I would also be able to responsibly pay this loan off without any problems.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447804
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1986	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	17y 0m
Credit score:	660-679 (Feb-2010)	Total credit lines:	32	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$8,677	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	18
Screen name:	macs4u	Borrower's state:	California	Borrower's group:	Chicago Financial
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	29 ( 100% )	660-679 (Latest)
Principal borrowed:	$14,500.00	< mo. late:	0 ( 0% )	640-659 (Mar-2008) 640-659 (Nov-2007) 660-679 (Mar-2007)
Principal balance:	$3,106.29	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
Dental implants needed
This is the 2nd time placing this ad because last week I mistakenly put that I was employed and I am self employed. I could not provide a w-2 and the loan was cancelled by Prosper. Please bid on my loan again. The 1st listing was rated "C" and now it is "E" and the only thing I have changed is my employment status to SELF EMPLOYED.

Purpose of loan:
This loan is to have my missing front tooth replaced with a dental implant.
I have placed this loan at 28% with the hopes that it will get attention and bid down.

My past financial situation:
I have been an Apple Authorized reseller and service provider since 1994 when I opened my first retail office. I built my office up to 5 full time employees by 1999. In about 2001 the big box stores came to town, I tried everything to stay open but found myself in a position that had no way out as employees left. I became very frustrated with the fact that I would spend so much time and money training and keeping high tech employees.

In 2003 I made the hardest decision of my life to file bankruptcy at the recommendation of my CPA and close my store. Soon after I found that not having employees was a very good thing. I was also able to pick and keep the best customers and service them even better all myself. This turned out to be the best thing to ever happen to me.

www.macservices.net

My Current financial situation:
Just sold my 2007 Honda Element and have $550 less in payments.

Assets free and clear:
1976 BMW R100/7, $3500.
1951 Chevy Truck 3 window, $9,000.
1951 Chevy Truck 5 window, $12,000.
1994 Crown Victoria, $2500, This is my daily computer assault vehicle.

Delinquencies:
All delinquencies are from the Business Bankruptcy in 2003.

Monthly gross income: $ 6500 to 7500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$186.14

Auction yield range:	17.05% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	25%
Basic (1-10):	2	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	8 / 8	Length of status:	7y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	9	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$5,579	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	30%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kind-sturdy-p2ploan	Borrower's state:	Washington	Borrower's group:	Alternative Financing for School
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Money For Tuition..
Purpose of loan:
This loan will be used to? pay my tuition at my university.... I go to Pacific Lutheran University which is a private school... and finacial aid wasnt enough to cover tuition...because i applied late on my fafsa...so my main purpose would be paying to go to school..

My financial situation:
I am a good candidate for this loan because? i always pay my debt... and i work, and i never like to owe people anything and ill do whatever i can to pay my loan back..i dont have to pay for housing because i live with my parents.. and i dont have alot of expenses so it wouldnt be a problem at all to pay back my loan

Net pay: $ 1800

monthly expenses: $
??Housing: $ 0
?Insurance: $ 135
??Car expenses: $?(gas) 100
'??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447840
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$215.64

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	41%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	16 / 15	Length of status:	28y 3m
Credit score:	680-699 (Feb-2010)	Total credit lines:	35	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$18,889	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gold-recruiter6	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off High Intrest Credit Cards
Purpose of loan:
This loan will be used to? Pay Off High Interest Credit
Cards

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 900.00 bi weekly

Monthly expenses: $
??Housing: $ 532.00
??Insurance: $
??Car expenses: $
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, entertainment: $ 80.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $10.000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447880
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	21%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	12 / 8	Length of status:	5y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	29	Occupation:	Professional
Now delinquent:	2	Revolving credit balance:	$4,686	Stated income:	$50,000-$74,999
Amount delinquent:	$1,331	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	9
Screen name:	green-bonafide-hope	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairing the pool
Purpose of loan:
This loan will be used to repair the pool in our new home. ?

My financial situation:
I am a good candidate for this loan because I have been in the same field for 10 years and with the same employer full time for over 5 years.

Monthly net income: $ 4443

Monthly expenses: $
??Housing: $ 1200
??Insurance: $ 200
??Car expenses: $?200
??Utilities: $ 300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 300
??Clothing, household expenses $ 200

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$282.03

Auction yield range:	17.05% - 25.00%	Estimated loss impact:	19.44%
Lender servicing fee:	1.00%	Estimated return:	5.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	5 / 5	Length of status:	12y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$18,403	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	successful-funds	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pre-season Inventory Purchases
Purpose of loan:
This loan will be used to? take advantage of Pre-season Inventory discounts.

My financial situation:
I am a good candidate for this loan because? been in business for?10+ years in the same location.

Monthly net income: ~$ 1800.

Monthly expenses: $ 1000.
??Housing: $ 0.
??Insurance: $ 100.
??Car expenses: $ 425.
??Utilities: $ 0.
??Phone, cable, internet: $ 0.
??Food, entertainment: $ 200.
??Clothing, household expenses $ 100.
??Credit cards and other loans: $ 175.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$542.66

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2001	Debt/Income ratio:	43%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 16	Length of status:	7y 1m
Credit score:	700-719 (Feb-2010)	Total credit lines:	31	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$16,414	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cosmos8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off High Interest Cards
Purpose of loan:
This loan will be used to?
We have too many high Interest Rate Charge Cards. We will pay these off and close the accounts. This will enable us to have a lower monthly payment because they are combined instead of all of the separate payments.
My financial situation:
I am a good candidate for this loan because?
We work very hard for everything we have, unfortunately when we were younger we fell victim to the ease of paying with credit. We have definitely worked past this, and save money for larger purchases instead of using credit. My wife and I each have 2 jobs that we work, so we can pay more than the minimum on our accounts.
Monthly net income: $
$4400 this is mine and my wife's typical salary. My wife also earns tips above and beyond this amount. Typically a couple hundred per month
Monthly expenses: $
??Housing: $1137
??Insurance: $140
??Car expenses: $450
??Utilities: $325
??Phone, cable, internet: $55
??Credit cards and other loans: $700
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.56%	Starting borrower rate/APR:	25.56% / 27.87%	Starting monthly payment:	$220.31

Auction yield range:	11.05% - 24.56%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1995	Debt/Income ratio:	19%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 2	Length of status:	14y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	11	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$906	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	LindaKillpack	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	720-739 (Latest)
Principal borrowed:	$8,000.00	< mo. late:	0 ( 0% )	720-739 (Apr-2008)
Principal balance:	$3,659.12	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Retirement business
Second loan through Prosper for a delivery vehicle which will decrease our shipping costs. Money will also be used to add on another room to the studio since the business is growing.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447914
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	22.69%	Starting borrower rate/APR:	23.69% / 26.24%	Starting monthly payment:	$58.61

Auction yield range:	8.05% - 22.69%	Estimated loss impact:	8.54%
Lender servicing fee:	1.00%	Estimated return:	14.15%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2003	Debt/Income ratio:	20%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	4 / 3	Length of status:	7y 11m
Credit score:	700-719 (Feb-2010)	Total credit lines:	6	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$1,546
Amount delinquent:	$0	Bankcard utilization:	59%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wampum-neutron2	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
plumbing upgrade
Purpose of loan:
This loan will be used to provide improved water delivery system throughout home.?

My financial situation:
I am a good candidate for this loan because my home is paid for and my expenses are?low?

Monthly net income: $
1,025.00
Monthly expenses: $
??Housing: $ 0
??Insurance: $ 65.00
??Car expenses: $ 0
??Utilities: $ 190.00
??Phone, cable, internet: $ 144.00
??Food, entertainment: $ 170.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 93.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,620.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.65%	Starting borrower rate/APR:	15.65% / 17.83%	Starting monthly payment:	$126.64

Auction yield range:	14.05% - 14.65%	Estimated loss impact:	15.33%
Lender servicing fee:	1.00%	Estimated return:	-0.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	14%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Credit score:	620-639 (Feb-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,033	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	69%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	10
Screen name:	ThrivingForSuccess	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,984.00	< mo. late:	0 ( 0% )	620-639 (Jun-2008) 520-539 (Mar-2007) 520-539 (Feb-2007)
Principal balance:	$1,485.33	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Thriving For Success

As you can see, I have already received a loan from this site and have been paying each and every?month (never late).?I feel that is?proof that I will not have a problem paying for a second loan. (which I will pay off with this new loan).?=0)

Hello, I am a 28-year-old young woman?who has been living on her own for?7 years now. I was working for the same company (Outpatient hospital facility) for 4 years but recently made the resume jump to a better paying job.?I have security at the new cardiology office?as I work overtime each weekend (about 50-60 hrs week on average). I am officially certified in Medical Coding & Billing as I graduated with honors last year and am looking to extend my knowledge a little more. I have looked into and signed up?for University of Phoenix online and am hoping to start that?within the next month.?I would like a second loan to pay off my?first prosper loan, put money?towards some of my schooling, as well as some dental work that I need to have done. Unfortunately, when I switched to a better paying job, I lost my dental insurance and have atleast 2 or 3 root canals that are severe in nature. I know my credit rating?had dropped a few years back, but I have since been?rebuilding it and have been able?to get things back to?normal.?

??My?future is very important to me & I intend on making a life for myself that does not involve the struggles most people deal with on a daily basis.?I want more for myself. Especially since there has been talk about Social Security being taken away from us by the time I retire. Financially speaking, it is getting tougher for people of my age to secure a good future.?Since I have received my national billing & coding?certification, I am confident that?I will meet & exceed my long-term goals which includes my obtaining a degree soon.?I know what I want and how to obtain it. If you should have any questions or would like me to verify any of this information please do not hesitate to ask. I am more than willing to show proof of anything you may request. I appreciate all who have taken the?time to read this. Thank you and God Bless.?

Below is what I pay on a monthly basis:
Rent $910.00
Car Insurance: $104????
Car payments: None
Cable/Modem: $130.00
Electric: $30.00 - $40.00
Phone: $50.00
Credit Cards: $120.00
Student Loan:??$50.00 - $150.00
Food: $100.00 - $200.00
Gas per week: $40 (I live?within?minutes from where I work)???
The apartment, electric, cable/modem, &?phone?are?all in my name.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$415.98

Auction yield range:	8.05% - 14.00%	Estimated loss impact:	8.31%
Lender servicing fee:	1.00%	Estimated return:	5.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2000	Debt/Income ratio:	30%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	7y 1m
Credit score:	700-719 (Feb-2010)	Total credit lines:	27	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$5,728	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	anamski	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< mo. late:	0 ( 0% )	720-739 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Paying off our credit cards
Purpose of loan:
This loan will be used pay off high-interest credit cards.

My financial situation:
We are good candidates for this loan because we make good money and are responsible people. But prior to the enactment of the new law prohibiting credit card lenders from arbitrarily raising rates, they have ALL done exactly that. Our minimum payments have since doubled. My wife is now in full-time nursing school, and will have her RN at the end of this semester. Because of school, she has not been able to contribute to our household income, and we have been borrowing in the form of student loans to make our monthly budget. However, our budget is sound and we have been doing fine, but would like to save the money spent every month on interest and possibly have a lower payment as well.
In addition to my verifiable wage income of $55,350.00 in '09, I have about $15,500 in 1099 income earned at a side job. Additionally, I have obtained my California General Contractor's License and started my own business. I have begun my first contract, and already lined up two more, to be completed later this spring. Despite the slowdown, I have remained in full-time employment, and have broadened my earnings potential by adding other sources of income. I have a prior positive loan payback history on Prosper. I will be happy to answer any questions about my current income or our future income potential. Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	48%
Basic (1-10):	1	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	21 / 13	Length of status:	10y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	54	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$23,508	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	purposeful-hope	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate debt
Purpose of loan:
This loan will be used to?
consolidate high interest short term debt and credit card debt
My financial situation:
I am a good candidate for this loan because?
My husband and I both have well paying secure jobs which we can provide paystubs and w-2's? (we both have BSBA's in Accounting).? We have never ever?had a late payment?on our credit report (13years).? Our score is a little low due to the amount of debt we have.
We took out some short term loans with high interest ?to keep our payments current.? We have 2 automobiles,a 2002 chevy Cavalier and a 1998 Nissan Frontier pickup (total fair value $7,000?) that we would be happy to use as collateral to help secure a loan.? We will also provide any financial or additional information needed.
Monthly net income: $ 6,846
mine 2816
spouse 3380
rental income 650

Monthly expenses: $?
??Housing: $ 2595
??Insurance: $ 115 (auto)
??Car expenses: $ 300 (maint and fuel)
??Utilities: $?400
??Phone, cable, internet: $ 175
??Food, entertainment: $ 850
??Clothing, household expenses $
??Credit cards and other loans: $?500
??Other expenses: $ 594 (rental home mortgage)-we have not sold this home because we have excellent renters (15mos) and are next to a major hospital that is expanding and has show interest in the property just haven't made any offers yet.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447932
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$21,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$682.45

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1995	Debt/Income ratio:	24%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	0y 8m
Credit score:	820-839 (Feb-2010)	Total credit lines:	44	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,802	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	9%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	violin2	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off Credit Cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$636.77

Auction yield range:	17.05% - 29.00%	Estimated loss impact:	19.69%
Lender servicing fee:	1.00%	Estimated return:	9.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	12 / 8	Length of status:	8y 7m
Credit score:	700-719 (Feb-2010)	Total credit lines:	45	Occupation:	Doctor
Now delinquent:	0	Revolving credit balance:	$515,015	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	transaction-neutrino	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Satellite office start-up
Purpose of loan:
This loan will be used to start up a satellite medical office in New York.

My financial situation:
I am a good candidate for this loan because, even though we suffered a major computer crash last year from which?it was difficult to recover, we pulled through and are starting to thrive again.? Cash flow (as well as my personal credit) was significantly affected, but we're back to almost 100% and the opportunity to open a satellite office in a great location presented itself.

Monthly net income: $ 15,000 (combined)

Monthly expenses: $
??Housing: $ 6400
??Insurance: $ 250
??Car expenses: $ 600
??Utilities: $ 500
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447938
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 30.00%	Starting monthly payment:	$61.55

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2007	Debt/Income ratio:	23%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	3y 4m
Credit score:	680-699 (Feb-2010)	Total credit lines:	6	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$2,521	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	payment-whistle	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping Mom With Car
Purpose of loan:
This loan will be used to help my mom get a car. She is currently unemployed and needs a car to get around to find a job and pick up little brother from school.

My financial situation:
I am a good candidate for this loan because i will always be on time with the payment and i feel like this can very much assist her without putting me in a bad situation.

Monthly net income: $ 2660

Monthly expenses: $
??Housing: $ 675
??Insurance: $
??Car expenses: $ 447.40
??Utilities: $?49
??Phone, cable, internet: $ 125/cable:75
??Food, entertainment: $?55
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447940
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	25.57%	Starting borrower rate/APR:	26.57% / 28.90%	Starting monthly payment:	$1,014.87

Auction yield range:	8.05% - 25.57%	Estimated loss impact:	9.11%
Lender servicing fee:	1.00%	Estimated return:	16.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1988	Debt/Income ratio:	21%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	0y 6m
Credit score:	760-779 (Feb-2010)	Total credit lines:	35	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$26,535	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	thankful-transparency8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Start up funds for insurance agency
Hello All,

The requested funds will be utilized to assist with the first year execution of an established marketing plan for a new State Farm agency that I will open on July 1, 2010. In addition to the commission I will earn on policy premium, I will receive an additional $11,000 per month from State Farm for meeting sales goals. I am an President's award winning sales professional with 18 years of experience and I have consistently exceeded my sales quotas over this period. These funds will enable me to conduct marketing efforts that will allow me to make a footprint in the community that I will serve, which will result in additional opportunities for my three-person staff and I to close sales and increase retention of earned clientele.

Thank you :-)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,100.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$79.19

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2002	Debt/Income ratio:	13%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 4	Length of status:	1y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$348	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	wise-dedicated-coin	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating Payments
Purpose of loan: This loan will be used to consolidate current debt that I have on a couple of closed credit cards that I am making payments on. I would like to find a loan at a rate lower than 16% as that would be lower than what I am currently paying on these accounts and otherwise it doesn't really make sense to go this route but I would still like to explore Prosper.com as an option.

My financial situation: I am a good candidate for this loan because?for the next year I do not have a housing payment (including utilities) and after that my housing payment will only be $350. I have a newer car, which?is paid off, so I don't anticipate needing to make any large purchases for the foreseeable future. The debt that I am consolidating?is from 3 closed accounts, which I am?making payments on.

About a year and a half ago I was laid off from my job for 4 months and because of that,?I had some problems paying my bills, especially?since paying for health insurance was a huge portion of what I was bringing in from unemployment.?Since being re-employed 14 months ago,?and since I now work at a bank, I have learned a lot about credit scores, how they work, and what?affects a credit score. I have also been making all payments on time and much higher than the minimum due. I would like to continue that,?but I would like to explore other opportunities for lower interest rates, which is my goal on Prosper.com.? I appreciate you considering me as a potential loan candidate!

Monthly net income: $1750 (after insurance and taxes).

Monthly expenses:?
Housing: $0 - This will be the case for at least the next 12 months as I am living with my parents who do not charge me rent, utilities or food.???
Insurance: $40 - Car insurance.??
Car expenses: $0?-?I recently paid in full?for a car from my parents. It is?in great condition?and I don't anticipate any major maintenance needed in the foreseeable future.??
Utilities: $0???
Phone, cable, internet: $56.00???
Food, entertainment: $200.00 my goal is to stay under this amount per month, but this is what I have budgeted.??
Clothing, household expenses: $???
Credit cards and other loans: $approx 260.00 in current payments - these are the items I will be using the debt consolidation loan for.??
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447950
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$164.14

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2004	Debt/Income ratio:	16%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 7	Length of status:	0y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,889	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	alert014	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
moving expenses
Purpose of loan:
This loan will be used to finance a move to my new job
my company will pay some of the reallocation cost but only at my first paycheck

My financial situation:
I am a good candidate for this loan because I will be able to repay the loan very quickly since my employer will be paying me back

Monthly net income: $ 6000

Monthly expenses: $
??Housing: $ 1000
??Insurance: $ 200
??Car expenses: $ 400
??Utilities: $ 300
??Phone, cable, internet: $ 150
??Food, entertainment: $ 1000
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 450
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447956
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.39%	Starting borrower rate/APR:	27.39% / 29.73%	Starting monthly payment:	$123.10

Auction yield range:	11.05% - 26.39%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1991	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 5	Length of status:	0y 4m
Credit score:	720-739 (Feb-2010)	Total credit lines:	29	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	13
Screen name:	trade-smasher0	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investing in new business opportuni
Purpose of loan:
This loan will be used to?setting up a home office?

My financial situation:
I am a good candidate for this loan because? Since I?lost all my credit cadr debt,I have never been late on a car or house payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447962
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1983	Debt/Income ratio:	11%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	4y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Tradesman - Electri...
Now delinquent:	0	Revolving credit balance:	$9,751	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	DINAK	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Sep-2009) 540-559 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
Remodel Kitchen Bathroom
Purpose of loan:
I will be using this loan?remodel the kitchen and bathroom of a house I am buying. I can pull it out of my 401k as a loan but I'd rather not touch it.

My financial situation:
I am a?great candidate for this loan because I have paid off many loans of this amount and this one will be no different. If you look at previous listings I have worked very hard,?paid off tens of thousands of dollars and?cost me the last 2-3 years rebuilding my credit.

Monthly net income:

Varies with?overtime. $5,000 - $7,000?

50k in 401k.
10k in checking.

I am a prosper lender. Check lendingstats.

Monthly expenses:?

Rent - $1130 - going up to 1400 mth when we move in new house.
Food - $400
Utilities - $300
Entertainment - $200
Prosper Loan in Wife's Name - $558
Credit Cards - $60
Merchanside?Cards - $30

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$223.87

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2004	Debt/Income ratio:	16%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 9	Length of status:	3y 2m
Credit score:	780-799 (Feb-2010)	Total credit lines:	16	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$7,362	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	82%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	valiant-liberty4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
Consolidating recent purchases on engagement, wedding and a new house.

My financial situation:
Right now I'm making monthly payments of $500 or more, over 3x the minimum amount required, but the 20+% interest over the next year on some of these credit purchases is unsavory and I wish to find a better rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447968
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.50%	Starting borrower rate/APR:	25.50% / 27.81%	Starting monthly payment:	$160.10

Auction yield range:	17.05% - 24.50%	Estimated loss impact:	26.41%
Lender servicing fee:	1.00%	Estimated return:	-1.91%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1997	Debt/Income ratio:	22%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	7 / 8	Length of status:	4y 9m
Credit score:	640-659 (Feb-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	2	Revolving credit balance:	$191	Stated income:	$25,000-$49,999
Amount delinquent:	$5,524	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	4
Screen name:	RadiantRuby	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	640-659 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2010) 680-699 (Dec-2009) 680-699 (Nov-2009) 640-659 (Oct-2009)
Principal balance:	$1,837.37	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Pay CC Debt
Purpose of loan:
First I would like to thank everyone who participated in my last successful request (March 2008). This loan is presently active and I am faithfully fulfilling my obligations to Prosper and those who helped make the loan possible. This loan will be used to pay down some credit card debt.? The total amount on three cards is $7800. The $4000 I am asking for will help pay down some of the $7800.
My financial situation:
I am a good candidate for this loan because?? I have worked hard over the years to build a good life for my family and have tried not to ignore my commitments to lenders. I have never missed a payment to date on my first loan, and have always paid it on time and I have no intention of slacking on this.? The DQ has been resolved, but still appears on the credit report. I would really appreciate your consideration. Thank you.

Monthly net income: $ 3892

Monthly expenses: $ 3596
??Housing: $ 1671
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447970
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1986	Debt/Income ratio:	Not calculated
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	4	Current / open credit lines:	5 / 3	Length of status:	7y 3m
Credit score:	620-639 (Feb-2010)	Total credit lines:	34	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$5,255	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	95%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	lisamargett	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	22 ( 67% )	620-639 (Latest)
Principal borrowed:	$4,300.00	< mo. late:	10 ( 30% )	600-619 (Dec-2007) 620-639 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	1 ( 3% )
Total payments billed:	33
Description
High Interest Credit Card Woes
Purpose of loan:?
I'd like to pay-off my CapitalOne high interest credit card with a lower interest loan.??The reason my credit card charges a higher-than-average interest rate is because of my credit history, which includes a bankruptcy.? In addition to charging high interest, a monthly maintenence fee and/or an annual fee?is assessed, which further increases the amount I owe and will need to pay.? I have made payments on time, including additional payments in an?attempt to pay down my credit card balance.

I am a past Prosper Loan recipient, funded in April 2007.? All Prosper Lenders contributing to this loan were repaid; the loan is now paid in full (February 2010).?

My financial situation:
I work part to full-time as a substitute teacher, but don't make enough money to pay-off this credit card immediately.

My monthly budget:
Car Insurance: $75.00
Gas/Oil: $130.00
Phone: $70.00
Groceries: $200.00
Clothing, household expenses: $50.00
Credit card and other loan payments: $500.00
---------------------------------------
Total monthly expenses: $1025.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447974
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1991	Debt/Income ratio:	34%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 9	Length of status:	2y 6m
Credit score:	620-639 (Feb-2010)	Total credit lines:	25	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$11,291	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	jabsf	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-619 (Aug-2008)
Principal balance:	$1,148.80	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Pay Off Installment Loan
Purpose of loan:
This loan will be used to?Pay off an installment loan that is at a terrible interest rate.
My financial situation:
I am a good candidate for this loan because?I am Assistant Branch Manager at a financial institution, an industry I have been working in for over 15 years.? I did file?bankruptcy years ago (2003)?but since then my credit has been re-established, and I have not had a single missed or late payment on any debt.??I am a proven Prosper borrower.? I?would like to get rid of an?installment loan.??I have been making large payments to reduce the debt, but the principal never seems to go down.? Thank you for your consideration.

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $?800 (small apartment)
??Insurance: $ 100
??Car expenses: $?400 (live only 1 mile from work, tank of gas lasts me forever)
??Utilities: $?20?(benefit of having a small apartment)
??Phone, cable, internet: $ 100
??Food, entertainment: $?500
??Clothing, household expenses $ 40? very minimal,?I wear corporate logowear at work.
??Credit cards and other loans: $ 400
??Other expenses: $ that covers it.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$24,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.05%	Starting borrower rate/APR:	12.05% / 14.18%	Starting monthly payment:	$797.72

Auction yield range:	11.05% - 11.05%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1993	Debt/Income ratio:	33%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 8	Length of status:	4y 1m
Credit score:	720-739 (Feb-2010)	Total credit lines:	31	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$29,400	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	brightest-resolute-silver	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidating auto and other debts
Purpose of loan:

????The purpose of my loan is very simple.?? I would like to consolidate my auto loan and my 2 credit cards into one single payment.?? My hope is to keep the average interest approximately the same while simplifying my repayment by making it one monthly payment instead of 3 separate ones.? My BMW is almost paid off, only $8500 left on the loan balance.? It would be nice to pay it off finally and get the Title, just for piece of mind.? And it is more manageable to have a single payment per month rather then 3 separate payments at separate times.

My financial situation:

??????I am the ideal candidate for a loan because I have a strong credit score. I have NEVER missed a payment on any of my passed credit cards or car loans in the 10 years since I have graduated from college. The reported score on my score sheet is between 720-739, and the Prosper score in a 7 ( on a scale of 1-10, 10 being the best).?? I have NEVER defaulted on a debt or missed a payment, and thus feel that the Prosper score should be higher.? And the "D" rating that they gave me is not even comprehensible, because the chances of default are 0% in my case.? I can not speak for others that apply, but I am the ideal candidate.? I am going to continue to pay my auto loan and my credit cards, the question is: am?I going to pay to the current debtors or to a Prosper lender?? That is up to you.
????To add to that, I have a very stable career working at GE Healthcare in Central New Jersey as a network engineer. I have been here for 4+ years now, and have even received a 10% raise in April 2009.Imagine that, when the stock market was tanking and people were loosing their jobs and homes, they gave me an unprecedented raise of 10 percent!? Within my company I fulfill a necessary role that cannot be eliminated; I manage and keep the network stable and running 24/7 for 5 large sited in NJ.

Thank you for your time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.05%	Starting borrower rate/APR:	15.05% / 17.22%	Starting monthly payment:	$260.17

Auction yield range:	14.05% - 14.05%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2001	Debt/Income ratio:	23%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	2y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	20	Occupation:	Nurse (RN)
Now delinquent:	0	Revolving credit balance:	$17,925	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	note-nexus9	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
I have a better income now, but I am paying too much for my credit card debts from the past with high interest. I must need to consolidate and close these credit cards for better financial stability
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	5 / 4	Length of status:	1y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	12	Occupation:	Car Dealer
Now delinquent:	0	Revolving credit balance:	$11,548	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	71%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	ACCUSET012	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INVENTORY FOR TAX RETURN SEASON
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444603
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.94%	Starting borrower rate/APR:	21.94% / 24.20%	Starting monthly payment:	$248.04

Auction yield range:	8.05% - 20.94%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1991	Debt/Income ratio:	25%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 6	Length of status:	7y 5m
Credit score:	780-799 (Jan-2010)	Total credit lines:	38	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$2,722	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	1
Screen name:	greentally	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	780-799 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	1 ( 5% )	700-719 (May-2008)
Principal balance:	$932.78	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Refinancing Credit Card
Purpose of loan:
This loan will be used to pay off a credit card that will incurr a?significantly increased?interest rate effective March 1.

My financial situation:
I am a good candidate for this loan because I have a secrue?job with a salaried income.? The prosper loan will be comparable to my current monthly payments with the advantage of being paid off in 3 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446663
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$723.55

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	48%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	6 / 6	Length of status:	3y 7m
Credit score:	720-739 (Feb-2010)	Total credit lines:	17	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$29,435	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	agreement-topper	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? pay off all consumer debts through consolidation at a lower interest rate.

My financial situation:
I am a good candidate for this loan because? I have a very good credit score?and have proven to be financially responsible throughout my borrowing. I believe that I can improve my credit score if I can receive this loan to pay off my debt sooner. As you can see from my gross yearly income I am well qualified to pay back my loan without default. I am very pleased to discover an organization like this that allows responsible working people a way out of debt due to this terrible recessionary climate we are currently in. I would like to thank?you in advance for your kind consideration of my application for this loan. My wife has been very encouraging to me in supporting any efforts that I research to find in helping us to resolve our financial situation without hindering it. Again I cannot overemphasize how much I feel that you are a godsend in providing me with this tool to make my money work even harder for me. With this loan I can pay off all debts and possibly take that long overdue vacation?that a stress free life would afford. My ultimate goal in life is to become financially independent, Prosper.com can help my wife and I to reach our ultimate goal. I would be remiss not to mention that my wife owns her own two businesses that can add supplemental income to my efforts to pay back this loan even sooner. I hope that this description of my goals and efforts to qualify for this loan from a reliable lender would convince them of my desires.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 446801
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$323.46

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1972	Debt/Income ratio:	27%
Basic (1-10):	6	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	19 / 17	Length of status:	6y 3m
Credit score:	720-739 (Feb-2010)	Total credit lines:	38	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$20,839	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	cs58	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation Loan
Purpose of loan:
The purpose of this loan is to payoff several debts.?? Over the past year, we have had to open a couple of unsecured loans in order pay for medical bills.? Naturally, these loans are high interest and impact my debt-to-income ratio.? I would love to consolidate these loans into one payment and make our lives simpler!

My financial situation:

I am a good candidate for this loan because I have had a stable job with a very reputable company for the past 7 years, and my wife has recovered from her surgery and is now back at work!? Our monthly net income is $6800 and will have no issue paying this loan back!

Please let me know if you have any questions and thanks for reviewing my listing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447621
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.49%	Starting borrower rate/APR:	10.49% / 10.84%	Starting monthly payment:	$552.46

Auction yield range:	3.05% - 9.49%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1997	Debt/Income ratio:	20%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	10 / 9	Length of status:	5y 11m
Credit score:	800-819 (Feb-2010)	Total credit lines:	31	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$17,043	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	36%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	fleon7	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off CC
Purpose of loan:
This loan will be used to pay off my credit card debt. ?

My financial situation:
I am a good candidate for this loan because?I have been able to make monthly payments to all credit cards?I owe. I have been able to pay around $500 to $600 a month to my debt but its doesn't seem to go down due to the interest rates. I have had the same job for?more than six years and?don't plan on leaving. I?would like to eventually purchase a new vechile once my debt is?paid off thats why its important?for me to pay this debt off fast. Please help me out you will not be disappointed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447631
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.39%	Starting borrower rate/APR:	29.39% / 31.76%	Starting monthly payment:	$547.54

Auction yield range:	11.05% - 28.39%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	67%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	0y 3m
Credit score:	740-759 (Feb-2010)	Total credit lines:	9	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$22,133	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	well-rounded-income0	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my debt
Purpose of loan:
This loan will be used to pay off all my debt

My financial situation:
I am a good candidate for this loan because I have a job and can pay off the loan on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447693
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$159.04

Auction yield range:	17.05% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1997	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	4y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	7	Stated income:	$1-$24,999
Now delinquent:	0	Revolving credit balance:	$1,363
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	compassion-champion0	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in Bathroom
Purpose of loan:
This loan will be used to? to install a new bathroom. ???? ????

My financial situation:
I am a good candidate for this loan because? I have had good credit for over 7 years and I pay all my bills on time. ????

Monthly net income: $ 1800.00 ???? ????

Monthly expenses: $200.00
??Housing: $ 200.00
??Insurance: $ 50.00
??Car expenses: $ 50.00
??Utilities: $
??Phone, cable, internet: $ 20.00
??Food, entertainment: $ 60.00
??Clothing, household expenses $
??Credit cards and other loans: $ 50.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447705
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$278.28

Auction yield range:	8.05% - 10.00%	Estimated loss impact:	8.21%
Lender servicing fee:	1.00%	Estimated return:	1.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1996	Debt/Income ratio:	44%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	18 / 15	Length of status:	0y 7m
Credit score:	700-719 (Feb-2010)	Total credit lines:	48	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$41,340	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	transparent-dedication	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New baby on the way.
Purpose of loan:
This loan will be used renovate a bedroom in our home for our new baby boy, who is due in May.? The money will be used for supplies and labor as well as new furniture.? My wife and I would prefer to borrower from you instead of using high rate credit cards.
My financial situation:
I am a good candidate for this loan because I have a great career and with good income.? If there's one thing to know about me is that I am a dedicated person of integrity.? I've paid all my oblitgations on time and have good credit.? My next mission is to pay off our loan to you as we're in a debt elimination phase and we've sworn to have all our debt outside of our mortgage paid off in the next 2 to 3 years.
Monthly net income: $ 7300

Monthly expenses: $?2000
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447711
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1993	Debt/Income ratio:	17%
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	2y 9m
Credit score:	760-779 (Feb-2010)	Total credit lines:	26	Occupation:	Administrative Assi...
Now delinquent:	2	Revolving credit balance:	$3,152	Stated income:	$1-$24,999
Amount delinquent:	$392	Bankcard utilization:	22%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	20
Screen name:	economy-accordion	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying of Medical Bills
Purpose of loan:
This loan will be used to? Pay of the medical bills that were incurred while my daughter spent 3 months in the hospital. She was diagnosed with bi-polar disease and had to spend 3 months at Children's.? Because my husband is unemployed and?my work insurance is Kaiser, we pay out of pocket for what insurance we could get.?Unfortunately since we didn't want to spend much on coverage, out medical bill for Children's is a very big one.

My financial situation:
I am a good candidate for this loan because?I work diligently at paying my bills and making sure my family has what it needs.? Since my husband is self employed, he doesn't get paid regularly like I do.? I hate the fact that we have this huge medical bill haunting us until?the day we die (so it seems) so I will do anything to get it paid off and done with.? I know my credit is Fair, but that was from past mistakes.? I have learned how to handle money responsibly.? I always pay my bills on time and in full (when I can).? I am a good candidate because I am hard working and trustworthy.? I know you will not regret giving me this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447717
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$397.95

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.89%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	32%
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 5	Length of status:	2y 2m
Credit score:	700-719 (Feb-2010)	Total credit lines:	9	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,130	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	26%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	economy-doctor6	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my Bills
Purpose of loan:
This loan will be used to pay of my high interest loans and consolidate my debt.

My financial situation:
I am a good candidate for this loan because I know i can pay this loan off within 36 months.

Monthly net income: $ 2540

Monthly expenses: $ 2200
??Housing: $ 990
??Insurance: $ 140
??Car expenses: $ 170
??Utilities: $ 50
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 300
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447723
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,999.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.13

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1985	Debt/Income ratio:	5%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	19y 10m
Credit score:	660-679 (Feb-2010)	Total credit lines:	34	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$120,150	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	88%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	6
Screen name:	social-tower	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me pay Mom with 34% Return
Purpose of loan:
This loan will be used to pay back my Mother who helped me out 2 years ago when I needed financial help due to stupidity on my part.? We all learn.?

My financial situation:
I have reduced the original Loan amount request from $7500.00 to $4999.00.?I previously listed this and Propser showed that I have $120,000.00. ?They also showed Home Ownership as being "No".? This is inaccurate. I HAVE been a home owner for the past 17 years and have no current revolving debt other than a Chase credit card with a balance of about $1100.00.? I also have a 1st and 2nd mortgage in addition to the Chase card and that is it.? All Income can?be verified via W-2's.? As Propser shows-there are only 3 Accounts open which I mentioned and no others.???

I am a good candidate for this loan because I am a very trustworthy individual.??I have a Bachelors Degree in Criminal Justice and Psychology.? I have been employed with my current job?in Federal Law Enforcement for the past 20 years.? Date of hire was 4-13-1990.? I also have worked a part time job on the weekends working in a Hospital setting as a Mental Health Specialist during the past 19 years.??Being a "Pool" Employee; I can pick up as many shifts as I wish to work. ?I am a homeowner and have been in my current home for the past 14 years.? Bottom line:? I'm not going anywhere.????

I ?am very responsible and being single I am able to make?the payment on this Loan.

I have a generous amount in my 401k (not able to take a loan against) and a great retirement ahead.

I ask if I have been entrusted for the past 20 years from my Employer with a high level security clearance (one of the highest) that you also trust me in that I will and have all the means to pay this Loan back.

My two jobs are very secure based on my time on and the type of work.?

I lead a very simple life.? I do not have Cable and all the other extras.? Just the Basics.? My entertainment is free and that being enjoying the outdoors fishing, camping and keeping my Lawn/Yard in tip top shape.

Thanks for your consideration!?

Monthly net income: $3980.00

Monthly expenses: $
??Housing: $1340?
??Insurance: $88
??Car expenses: $ 0
??Utilities: $?55
??Phone, cable, internet: $45
??Food, entertainment: $100?
??Clothing, household expenses $0
??Credit cards and other loans: $30
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447741
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	11%
Basic (1-10):	4	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	4y 1m
Credit score:	680-699 (Feb-2010)	Total credit lines:	24	Occupation:	Accountant/CPA
Now delinquent:	3	Revolving credit balance:	$824	Stated income:	$100,000+
Amount delinquent:	$732	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	phouayang81	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Start Up
Purpose of loan:
This loan will be used to?
Fund My business start up. I plan on opening a contractor Investment Firm backed by a Investment Firm. Meaning, I will have access to over $500,000 buying power.? I have been doing this on the side job for over 3 years and look forward to starting up my very own. My investment will be between 5-10% on returns.?
Prosper is a wonderful place for entrepreneurs to find funding. With this new venture it will give me time to spend with my kids, ages 6,5,4, and 2.? Everyone wants free time and freedom so they can spend and share their moments with their family and especially having little ones. Time flies at those ages.

My financial situation:
I am a good candidate for this loan because?
I have over 3 years experience with investments and over 5 years in accountant. I currently work for one of Charlotte's Top 10 Law Firms in Charlotte, NC and have been with them over 5 years. My salary is currently $102,900 not including bonus. Roughly $3,000-$5,000 on bonuses. My expenses are outlined below.

I have filed bankruptcy chapter 7, 4 years ago and have been discharged in 2007. My mistakes of medical bills was a wake up call and I have never looked back, now I am on track to financial freedom.?

Monthly net income: $6741($8500 Gross)

Monthly expenses: $
??Housing: $2200
??Insurance: $ 150
??Car expenses: $ 650
??Utilities: $ 125
??Phone, cable, internet: $ 80
??Food, entertainment: $ 1200
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 200
??Other expenses: $

Left Amount:$1516

After monthly expenses I will have more than enough to pay this loan on time or pay it off sooner.
Thanks for your time and consideration. Please don't hesitate to ask any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447753
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.04%	Starting borrower rate/APR:	14.04% / 16.20%	Starting monthly payment:	$170.99

Auction yield range:	6.05% - 13.04%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2003	Debt/Income ratio:	25%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	1y 2m
Credit score:	740-759 (Feb-2010)	Total credit lines:	22	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,336	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	peaceful-deal0	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wedding Loan
Purpose of loan:
This loan will be used to pay for various things for our upcoming wedding (June 12th).

My financial situation:
We both have strong jobs, have very good credit ratings, and are very good at paying back loans.
We are receiving the $8000 first time home buyer credit which will take care of a lot of the wedding costs, as well as help from her parents, so the main reason for this loan is to have some buffer in our bank account after the wedding is over.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447755
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	1 / 1	Length of status:	1y 5m
Credit score:	640-659 (Feb-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	gwilford	Borrower's state:	California	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Sign for Hair Salon
Purpose of loan:
This loan will be used to pay for a front and back commerical reverse lit signage on a retail storefront for my hair salon. Its about $7500 for the permits, the sign and the install. You can view the sign logo at our website hairfanatics.com

My financial situation:
This is a stable business open for 2 years. The business grossed 210K last year and is on?track to do about the same or slightly better this year. I net 50K for my self. I have very low expenses; I rent an apt and my car is paid for. Paying back the loan will be no problem.

I don't understand why I have a HR rating except that I am self employed. I my credit is 700 and my business can be verified. I have nothing bad on my credit at all. I only have a student loan and 1 credit card. I have?NEVER made a late payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447759
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-2000	Debt/Income ratio:	16%
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	2y 1m
Credit score:	640-659 (Feb-2010)	Total credit lines:	12	Occupation:	Investor
Now delinquent:	0	Revolving credit balance:	$521	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	7
Screen name:	clean-moola	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in heaters and remodel
Purpose of loan:
This loan will be used to install four NEW heating units for my six rentals and complete the new configuration of gas lines to include a mini-laundry mat in the basement. Secondly, we need to improve four of the units with new carpet, paint and plumbing.

My financial situation:
we are a good candidate for this loan because We will record a $25,000 lien on the property located at 721 North Hamilton in Saginaw Michigan 48602 (6units) as a security for you.Currently, it brings in $600/month and has the potential for an additional $1200/month. We currently have several other rental properties and we are in the process of remodeling new units to bring on line and increase my money stream. You can see the property is in the name of my corporation from this source:
Saginaw County Record:http://www.saginaw-mi.com/sonar/land.php?tax_id=15%200113%2000000Credit Score on Transunion is 675 and Equifax is 725 Experian 653
Monthly net income: $ 6000
Monthly expenses: $ 3800
??Housing: $1200
??Insurance: $ 300
??Car expenses: $0
??Utilities: $ 100
??Phone, cable, internet: $100
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1000
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447777
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1980	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	7y 9m
Credit score:	800-819 (Feb-2010)	Total credit lines:	32	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$10,381	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	27%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gallant-dough3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT Consolidation
Purpose of loan:
This loan will be used to create one easy monthly payment of all of my revolving accounts.

My financial situation:
I am a good candidate for this loan because I have and always will maintain a good credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447785
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1997	Debt/Income ratio:	Not calculated
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 12	Length of status:	3y 3m
Credit score:	600-619 (Feb-2010)	Total credit lines:	31	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$13,565	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	kblast	Borrower's state:	NewYork	Borrower's group:	College Graduates with Good Credit Potential
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 9% )	660-679 (Aug-2009) 560-579 (Aug-2008) 540-559 (Jul-2008) 600-619 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Fast growing business
Purpose of loan:
Pay off revolving balances.
My financial situation:
I work in a sales organization where I am responsible for building my own professional practice, functioning as a small business owner within a large organization.? I have been in this business for over three years, and have seen consistent growth in revenues and steady increases in referrals and repeat business due to a high level of client loyalty and retention.? Over the last few years, both my revolving debt level as well as my total debt level have steadily decreased.? The prupose of this loan is to wipe out more revolving debt, bringing my revolving utilization below 50%.? I took out a Prosper loan in 2008 and paid this off in full in less than a year.? There is a high possibility that this loan will be paid off early as well.? I believe my risk level to be overstated by the "E" grade which Prosper assigned, I believe that the "Enhanced" score, 5 on a scale of 1-5, is more accurate.? However, I am willing to pay 35% as I do not plan on having this loan for more than one year.
Monthly net income: $ 2800
Monthly expenses: $
??Housing: $ 0
??Insurance: $?100
??Car expenses: $?0
??Utilities: $ 150
??Phone, cable, internet: $ 60
??Food, entertainment: $?200
??Clothing, household expenses $?50
??Credit cards and other loans: $ 800
??Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447789
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	28%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	0y 4m
Credit score:	620-639 (Feb-2010)	Total credit lines:	22	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$18,513	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	twocommas	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Jul-2009) 620-639 (Mar-2008)
Principal balance:	$2,226.12	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Paying off High Interest Credit
Purpose of loan:
To pay off a high interest credit card due to the change in the economy. I got a notice from two of my credit card companies, that I have not missed any payments on, stating that my rate would be moving from 11% to 22% due to changes in legislation and the current state of national economic conditions. I think this is outrageous and want to pay off those two cards and close the account. I have had a Prosper Loan for at least 18 months already and have made every payment thus far on time.
My financial situation: Although my credit score is average I have been trying to rebuild it for the past five years.? In the past five years I have gotten my MBA, a great job and have improved my finances considerably.? I want to buy a house in the near future due to the affordable housing prices and I am trying to shift debt to set loan payments instead of revolving balances.? I also want to? use this opportunity to improve my credit score.
Monthly net income: $4300.00
Monthly expenses: $ 2900.00
Housing: $ 750.00
Car Note & Insurance: $550.00
Utilities: $75.00
Phone, cable, internet: $150.00
Food, entertainment: $400.00
Clothing, household expenses $200.00
Current Prosper Loan: $175
Credit cards and other loans: $600.00
Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447825
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	12.50%	Starting borrower rate/APR:	13.50% / 13.85%	Starting monthly payment:	$339.35

Auction yield range:	3.05% - 12.50%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	10.98%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	8 / 7	Length of status:	0y 9m
Credit score:	840-859 (Feb-2010)	Total credit lines:	27	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$50	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Internet_Entrepreneur	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Product Development
Purpose of loan:
This loan will be used?to help fund the software?development of a great new marketing and relationship management product for my online media business.? My sales and marketing team has already started to pre-sell?the new product and has gotten a great response, including an endorsement deal with a large national corporation with 14,000 potential clients.? We are currently developing the software for the product with?an expected launch date in early to mid-March.? We are looking for attractive interest rates on capital to provide a funding cushion and to cover operating expenses?while we ramp up?the sales effort?of our new product.?

Repayment:
This is a business loan which will be repaid?with operating cash flow from my business.??Prior to becoming an entrepreneur, I worked at a high paying?job and will personally guarantee the loan with funds from my income and sizeable investment portfolio.? I have an excellent credit rating and have never had a late payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447837
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$188.56

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1989	Debt/Income ratio:	31%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 14	Length of status:	0y 4m
Credit score:	680-699 (Feb-2010)	Total credit lines:	30	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$24,008	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	contract-trader8	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off high interest credit cards.
Purpose of loan:
This loan will be used to?pay off high interest credit cards.?

My financial situation:
I am a good candidate for this loan because I pay my debt on time, but with the recent credit changes, I have a higher interest rate and want to eliminate it.

Monthly net income: $ 106,000 plus a VA disability

Monthly expenses: $
??Housing: $ 1000.00
??Insurance: $ 250.00
??Car expenses: $ 400.00
??Utilities: $ 125.00
??Phone, cable, internet: $ 110
??Food, entertainment: $ 75
??Clothing, household expenses $100
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447843
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.07%	Starting borrower rate/APR:	21.07% / 23.32%	Starting monthly payment:	$94.28

Auction yield range:	8.05% - 20.07%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.10%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	62%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	11 / 11	Length of status:	13y 6m
Credit score:	680-699 (Feb-2010)	Total credit lines:	32	Occupation:	Teacher's Aide
Now delinquent:	0	Revolving credit balance:	$28,211	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	sjd28562	Borrower's state:	NorthCarolina	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	25 ( 100% )	680-699 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2010) 600-619 (Dec-2007) 620-639 (Nov-2007) 600-619 (Oct-2007)
Principal balance:	$1,511.17	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Updating-Getting ready to sell!
Purpose of loan:
This loan will be used to? A few small home improvments in order to get our house ready to sell, such as freshening up some paint and new light fixtures. We will do the labor ourselves in order to save $$. ?We want to downsize, now that our last son is getting ready to graduate from college!? YEAH!!
My financial situation:
I am a good candidate for this loan because?
I have been on time on my current Prosper Loan Payment. I have been doing very well on my small but growing Ebay business. Getting all my ducks in a row and having one payment is SOOO much easier. I want to pay my son's student loan and?other home improvements Thanks !?
Monthly net income: $

Monthly expenses: $
??Housing: $ 00
??Insurance: $ 300
??Car expenses: $ gasoline 100
??Utilities: $?300
??Phone, cable, internet: $ 200
??Food, entertainment: $ 500
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447849
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.23%	Starting borrower rate/APR:	31.23% / 33.63%	Starting monthly payment:	$323.46

Auction yield range:	11.05% - 30.23%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2003	Debt/Income ratio:	Not calculated
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	1y 9m
Credit score:	720-739 (Feb-2010)	Total credit lines:	6	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$5,602	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	38%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	detective2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business expenses.
Purpose of loan
I am a Fashion designer and launched my label in May 2008. I have an Eco friendly line of apparel and accessories. I use organic or Eco friendly materials, bought in New York City, from local businesses. All my products are hand made.

?I currently retail through my website and? vendor markets that are held in multiple locations in New York City. My retail sales make up for 75% of my total revenue. I sell whole sale to boutiques in Dallas, Brooklyn, DC, Ohio and Connecticut. By May 2010 my line would be in boutiques in more than 38 Cities across the US. I am currently doing production for a luxury boutique that has 28 US properties.

I had a fantastic and profitable 2009 business year and used the profits to invest in inventory and production for retail and whole sale orders.? My total sales for 2009 were $180,000. For 2010 I expect sales of $500,000.

I would be using this loan to update my 2008 website, as it would help my sales . And for inventory purchase.

My financial situation:
I am a good candidate for this loan because I have a perfect payment history and have never been late on a payment or missed a single payment. I have very little debt and always try to use my ATM cards as opposed to credit cards. I have a successful business and in my second year have had a 514% growth. I have paid off all the personal loans I had taken a year ago to invest in my business and am expecting a 386% growth this year. I expect to pay off this loan by October this year.?

Monthly net income: $ 50,000

Monthly expenses: $
??Housing: $ 1500 ???? ????
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0 (included in rent)
??Phone, cable, internet: $ 250
??Food, entertainment: $ 650
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 500
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447895
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	2	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	4 / 3	Length of status:	25y 6m
Credit score:	660-679 (Feb-2010)	Total credit lines:	48	Occupation:	Other
Now delinquent:	9	Revolving credit balance:	$158	Stated income:	$0
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	11
Screen name:	ECS--INVESTMENTS-AND-LOANS	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	9 ( 100% )	660-679 (Latest)
Principal borrowed:	$13,400.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 720-739 (Apr-2009) 700-719 (Sep-2008) 740-759 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
lender and 4th prosper loan
Purpose of loan:
This loan will be used for my business which i have own since 1984 . this will be my 4th loan and will be used to build my credit score.

My financial situation:
I am a good candidate for this loan because i have own my plumbing company for over 24 years. i have no car and truck payments and my home is paid off. and i carry no credit card debt.my last prosper loan was paid off with no late fees.also i am a prosper lender with over 80 loans ranging from 780 to 50? dollars bids. . my plumbing rate is 90 hr and i work average of 50 to 60 hr week. so i would have no trouble paying for this loan.?I have had three prosper loans from 7.500 to 2.500.with no late payments.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	110%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	5y 9m
Credit score:	680-699 (Feb-2010)	Total credit lines:	16	Stated income:	$1-$24,999
Now delinquent:	1	Revolving credit balance:	$4,560
Amount delinquent:	$3,044	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	principal-starfish4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bathroom and Plumbing Repair
Purpose of loan:
This loan will be used to? Repair plumbing problems and?must?replace drywall, tile (wall and floor), and replce toilet and tub.

My financial situation:
I am a good candidate for this loan because? I?strongly believe that it is?important to pay?outstnding debts, if you?give me the opportunity to proof my worthiness I will assure you that I will make?my payments?by the specified date without fail. I would like to thank you in advance,?for?your trust.?
Monthly net income: $ 1486.000

Monthly expenses: $
??Housing: $ 150.00
??Insurance: $ 100.00
??Car expenses: $ 50.00
??Utilities: $ 75.00
??Phone, cable, internet: $ 25.0
??Food, entertainment: $?50.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 150.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.04%	Starting borrower rate/APR:	14.04% / 16.20%	Starting monthly payment:	$102.59

Auction yield range:	6.05% - 13.04%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1992	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	1y 7m
Credit score:	740-759 (Feb-2010)	Total credit lines:	7	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$58	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	return-innovator738	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	740-759 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	740-759 (Dec-2009) 660-679 (Jul-2009) 660-679 (Oct-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
PADI Scuba Diving Internship
Purpose of loan:
This loan will be used to??help pay for a?6 month scuba divemaster/instuctor internship. I have about 70% of the course fees saved.

My financial situation:
I am a good candidate for this loan because? I am a full time employee and I have a strong desire to learn a new skill. If approved for the loan, I could then put the deposit down needed for the course and be placed in the program. I am planning on taking the course?between 04/10-10/10. This is the direction that I want to take my life and any assistance would be appreciated. I originally applied for a $10000.00 loan but since the hiatus on Prosper, I have managed to save $7000.00 so I just need a little more assistance. I have already received a loan through prosper recently but I accidentally paid the loan off in full so I am attempting to get another loan processed so that I may pursue the course. Thanks again.

Monthly net income: $2700-2900

Monthly expenses: $
??Housing: $ 600.00
??Insurance: $ 44.00
??Car expenses: $ 300
??Utilities: $ 50
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 35.00
??Other expenses: $
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Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447929
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	14%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	0y 7m
Credit score:	660-679 (Feb-2010)	Total credit lines:	28	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$23,267	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	plentiful-pound	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected Family Medical Expenses
Purpose of loan:
My mother is dealing with cancer and some medical expenses/ treatments are not covered. This loan will be used towards this purpose.

My financial situation:
I am a well known Marketing executive, industry speaker and entrepreneur(I am googleable). After over 10 years of senior corporate executive experience in corporations like Walt Disney and Johnson & Johnson, I am now the owner of a Marketing & Consulting Firm in New York City (Acento Group, member of the XL Alliance)?that serves clients like DIAGEO, Bayer, Blue Cross & Blue Shield, the Latin GRAMMYs, Serena WIlliams, among others-- providing marketing, digital and advertising services. After departing J&J in 2009 most of my capital has been invested in establishing and growing my company, which is the reason why my liquidity is limited?at this point. However, in year one (2009) the year of financial crisis for most companies, we reported net sales of $600,000, resulting in net-revenues of $250,000 (a 40%+ profitability)?. Also, recently got married to a well known business owner in NYC- partner at Mission Skincare (www.missionskincare.com) and former NFL player and TV celebrity (NBC's Apprentice- Season 4)

Monthly net income: $ 8,000 gross/ monthly

Monthly expenses: $
??Housing: $ 1,700
??Insurance: $ 200
??Car expenses: $ N/A (Car is paid off. a 2003 BMW 325i)?
??Utilities: $ 120
??Phone, cable, internet: $ NA?
??Food, entertainment: $ 2500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 800
??Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 13.56%	Starting monthly payment:	$32.27

Auction yield range:	8.05% - 9.00%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	2.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2002	Debt/Income ratio:	26%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	0y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	10	Occupation:	Fireman
Now delinquent:	0	Revolving credit balance:	$15,949	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Jeffro123456	Borrower's state:	Georgia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trust in Prosper
Purpose of loan:
This loan will be used to will be to gain a good understand of how Prosper lending works.? I am in the near future going to starting paying down my debt that my wife and i have built putting her through nursing school and myself taking a big pay cut in the home market crash.

My financial situation:
I am a good candidate for this loan because The investments that i have already put into Prosper can already pay for the loan payments.? This loan is not going to leave the Prosper site i am just going to reinvest the money.? I have always paid my bills on time even in the hardest of time anyone investing in this loan will not be let down.

Monthly net income: $
2706 - taxes and insurance pension and a few others i bring home 1900.
My wife is just starting through the interving process at hospitals she will be bring home a second pay check soon.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1990	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	1	Inquiries last 6m:	11	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	5 / 6	Length of status:	1y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	16	Occupation:	Construction
Now delinquent:	1	Revolving credit balance:	$3,123	Stated income:	$100,000+
Amount delinquent:	$245	Bankcard utilization:	6%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	2
Screen name:	subtle-credit0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
payoff my creditcards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447959
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,850.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	24.57%	Starting borrower rate/APR:	25.57% / 27.88%	Starting monthly payment:	$314.49

Auction yield range:	8.05% - 24.57%	Estimated loss impact:	9.09%
Lender servicing fee:	1.00%	Estimated return:	15.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	4	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	10 / 8	Length of status:	10y 11m
Credit score:	780-799 (Feb-2010)	Total credit lines:	46	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$54,527	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	proud-vigilance4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CREDIT CARD RATE INCREASE
CitiCard increased my rate from 13.9% to 29.99% variable! I have NEVER BEEN LATE making a payment from ANY creditor. Even though my credit report is without blemish they blame this rate increase on new federal laws. I want pay this credit card off and never to do business with this company again! Please help me fight back. I would rather to pay Prosper investors the interest than reward the credit card company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447961
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.39%	Starting borrower rate/APR:	10.39% / 12.50%	Starting monthly payment:	$324.51

Auction yield range:	4.05% - 9.39%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1973	Debt/Income ratio:	45%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Retired
Enhanced (1-5):	4	Current / open credit lines:	24 / 20	Length of status:	2y 11m
Credit score:	740-759 (Feb-2010)	Total credit lines:	38	Stated income:	$50,000-$74,999
Now delinquent:	0	Revolving credit balance:	$42,320
Amount delinquent:	$0	Bankcard utilization:	54%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	WSidberry	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sound Foundation
I would like to borrow the money to retire credit card debt and reduce early IRA withdrawal?tax penalty.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447965
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,103.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$637.96

Auction yield range:	17.05% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1999	Debt/Income ratio:	61%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	10 / 10	Length of status:	9y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	30	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$9,356	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	rapid-bazaar5	Borrower's state:	Wyoming	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Baby Coming, Pay off everything
Purpose of loan:
This loan will be used to?
Pay off everything that we owe before the new baby comes.
My financial situation: I have had the same job for 10 years and dont plan on going anywhere. We are in a very mineral rich area of the country.
I am a good candidate for this loan because? We have a second baby coming and just want to make things easier to pay every month. We have several high interest credit cards and medical bills from our son. We just want to consolidate everything.

Monthly net income: $5500

Monthly expenses: $2900
??Housing: $1600
??Insurance: $50
??Car expenses: $350
??Utilities: $150
??Phone, cable, internet: $100
??Food, entertainment: $250
??Clothing, household expenses $100
??Credit cards and other loans: $300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447971
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,988.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	28.84%	Starting borrower rate/APR:	29.84% / 32.22%	Starting monthly payment:	$592.59

Auction yield range:	14.05% - 28.84%	Estimated loss impact:	15.32%
Lender servicing fee:	1.00%	Estimated return:	13.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1988	Debt/Income ratio:	49%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	12 / 10	Length of status:	1y 8m
Credit score:	660-679 (Feb-2010)	Total credit lines:	48	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$13,681	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	YSD	Borrower's state:	NewHampshire	Borrower's group:	Brighter Financial Future
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	660-679 (Latest)
Principal borrowed:	$11,850.00	< mo. late:	0 ( 0% )	680-699 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
Debt Consolidation, Pay off High Interest Credit Cards

My financial situation:?Trying to combine payments into one payment,and close all accounts that are paid off.?Had to adjust our life due to Custody of our 8 month old Grandaughter.?Husbands Income is $1,892 a month.

Monthly net income: $ 2160.00

Monthly expenses: $?2101
??Housing: $ 400
??Insurance: $ 135
??Car expenses: $?446
??Utilities: $ 75
??Phone, cable, internet: $200
??Food, entertainment: $ 300
??Clothing, household expenses $ 75
??Credit cards and other loans: $ 395
??Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	11.05% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1991	Debt/Income ratio:	38%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	31 / 27	Length of status:	2y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	40	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$43,569	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	85%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	generosity-birdie	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a car for our growing family
Purpose of loan:
This loan will be used to? purchase another larger car for our expanding family.????

My financial situation:
I am a good candidate for this loan because? I have a steady good paying job with excellent bonus potential.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447985
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.05%	Starting borrower rate/APR:	18.05% / 20.26%	Starting monthly payment:	$271.33

Auction yield range:	17.05% - 17.05%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1976	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	0 / 0	Length of status:	2y 1m
Credit score:	620-639 (Feb-2010)	Total credit lines:	5	Occupation:	Landscaping
Now delinquent:	1	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	29
Screen name:	LONDONTAXI139	Borrower's state:	Missouri	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	700-719 (Jul-2008) 660-679 (Dec-2007) 660-679 (Oct-2007) 660-679 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Used Van Purchase
PURCHASE OF USED DELIVERY VAN AND CELL PHONE.?

$10,000 for purchase of van and cell phone
Create Limited Liability Company
Attach to Local Delivery Companies
Become an Independent Contractor
Purchase Business Key Insurance
Remainder for operating and loan
Expectation of $8.00-$10.00 hour

Presently, I?own Good Earth Seasonal Specialists, LLC. This is a small grass cutting service with a small amount of commercial and residential customers. To continue this operation I need to acquire a large government or commercial bid contract. The limitations are not having credit and I have to replace my lawn equipment with suitable equipment. Currently my expenses are $60.00 for vehicle insurance and $35.00 for Business Key Insurance. I have no other expenses and I barter for other needs.? I live with my mother who is struggling.? How did I get this way? I was fired as a police officer about 10 years ago due to an inexperienced supervisor that did not like me?who later got fired for something unrelated to my dismissal.? He micromanaged me and targeted me?creating a list of foibles that led to me being fired. Prior to this I had good reviews every year. I lost everything.? I lost my savings and created credit card debt due to my fight to get my job back.?The City?had the time and money and I did not. I had also lost a considerable amount of money for moving expenses and a divorce prior to this. Though, divorced, I acquired 50/50 legal and physical custody with no requirement for child support. I lost my house, my children(unable to provide), and continue with a stigma of losing a job as a police officer......yeah, I lost my credit and have recently completed bankrupcty.? I need a new start. References? Where do you provide work references when you have worked 13 years at a job that now will hardly acknowledge you?? I was a T'Sgt at my last job.? I have managed a small business in the home improvement field many years ago. This is more than I wanted to tell you........but I need a new start and establishing myself? as an independent contractor is the best way to accomplish a new start.

Thank you for the time and interest you have invested.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447991
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.39%	Starting borrower rate/APR:	9.39% / 11.49%	Starting monthly payment:	$63.96

Auction yield range:	4.05% - 8.39%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1989	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	27y 0m
Credit score:	720-739 (Feb-2010)	Total credit lines:	9	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$33,891	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	99%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knowledgeable-credit2	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.05% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1988	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	17 / 17	Length of status:	5y 9m
Credit score:	740-759 (Feb-2010)	Total credit lines:	50	Occupation:	Dentist
Now delinquent:	0	Revolving credit balance:	$31,956	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	green-thorough-power	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
Pay off high interest high interest credit cards
My financial situation:
I am a good candidate for this loan because? I am a dentist practicing full time.? I own my own home and am recently divorced.? I will use this loan to reduce the amout of interest I am currently paying, this will allow me to pay off my credit cards much faster than I am currently able to do. I pay all of my bills on time and I am a very responsible person.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448003
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.05% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-2000	Debt/Income ratio:	30%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	8 / 6	Length of status:	9y 1m
Credit score:	620-639 (Feb-2010)	Total credit lines:	15	Occupation:	Nurse (LPN)
Now delinquent:	0	Revolving credit balance:	$4,500	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	nicoleshannon73	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-639 (Jan-2010) 620-639 (Aug-2009) 620-639 (Sep-2008) 640-659 (Nov-2007)
Principal balance:	$1,719.04	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Help Me Get A New Car
Purpose of loan: My car I have now is on its last leg and I really could use this loan to get a reliable car. I am going to trade my old car and purchase a good, reliable car. Just need some help from YOU
?

My financial situation: I work fulltime as a nurse and have security at my job. I already have a loan with prosper which will be paid off by the end of this year and I have NEVER been late on a payment!! Please help me out and you wont be sorry:)? I have been paying off cards from my ex husband and I am getting those down to the last bit, thats why my score dropped. I didnt know he applied for these cards and with him not paying the debts, I had to.
Monthly net income: $ 2800

Monthly expenses: $
??Housing: $?250.00 My fiance and I split the mortgage
??Insurance: $ 60.00
??Car expenses: $ 200.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 60.00
??Food, entertainment: $ 30.00
??Clothing, household expenses $ 75.00
??Credit cards and other loans: $ 188.38
??Other expenses: $
Information in the Description is not verified.